EXHIBIT 99.1

VEECO REPORTS THIRD QUARTER 2020 FINANCIAL RESULTS

Third Quarter 2020 Highlights:

●	Revenues of $112.1 million, compared with $109.0 million in the same period last year
●	GAAP net income of $0.6 million, or $0.01 per diluted share, compared with a loss of $11.8 million, or $0.25 loss per diluted share in the same period last year
●	Non-GAAP net income of $11.0 million, or $0.22 per diluted share, compared with $2.6 million, or $0.05 per diluted share in the same period last year

Plainview, N.Y., Oct 27, 2020 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third quarter ended September 30, 2020. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q3 '20	Q3 '19
Revenue	$112.1	$109.0
Net income (loss)	$0.6	$(11.8)
Diluted earnings (loss) per share	$0.01	$(0.25)

Non-GAAP Results	Q3 '20	Q3 '19
Net income (loss)	$11.0	$2.6
Operating income (loss)	$14.1	$4.0
Diluted earnings (loss) per share	$0.22	$0.05

“I am proud of the Veeco team for achieving another quarter of solid performance. While maintaining all health and safety measures, we continue to operate at normal capacity,” commented William J. Miller, Ph.D., Chief Executive Officer.

“We are pleased with our advancing profitability in the quarter which was driven by our ion beam technologies sold into the Data Storage market. Our non-GAAP operating income improved significantly year-on-year, demonstrating the early effectiveness of our transformation. Given our visibility, we expect continued strength in our overall business and feel confident about our future performance,” continued Dr. Miller. “We began to deliver evaluation systems in support of our longer term growth strategy in the semiconductor and compound semiconductor markets and we expect these initiatives to contribute to our growth in 2022 and beyond.”

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2020:

●	Revenue is expected in the range of $120 million to $135 million
●	GAAP earnings per share are expected in the range of $0.02 to $0.17
●	Non-GAAP earnings per share are expected in the range of $0.22 to $0.37

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, October 27, 2020 starting at 5:00pm ET. To join the call, dial 1-800-437-2398 (toll free) or 1-929-477-0577 and use passcode 9869378. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic and the affects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and segments, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Bencivenga (516) 252-1438abencivenga@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net sales	$112,078	$108,954	$315,216	$306,147
Cost of sales	62,936	66,731	177,761	192,924
Gross profit	49,142	42,223	137,455	113,223
Operating expenses, net:
Research and development	19,129	22,639	57,577	68,901
Selling, general, and administrative	19,415	20,962	55,541	60,620
Amortization of intangible assets	3,831	4,312	11,502	12,773
Restructuring	—	1,828	1,097	3,874
Asset impairment	—	—	281	—
Other operating expense (income), net	(218)	(153)	(502)	(232)
Total operating expenses, net	42,157	49,588	125,496	145,936
Operating income (loss)	6,985	(7,365)	11,959	(32,713)
Interest expense, net	(6,194)	(4,330)	(16,673)	(12,742)
Loss on extinguishment of debt	—	—	(3,046)	—
Income (loss) before income taxes	791	(11,695)	(7,760)	(45,455)
Income tax expense (benefit)	211	72	530	407
Net income (loss)	$580	$(11,767)	$(8,290)	$(45,862)

Income (loss) per common share:
Basic	$0.01	$(0.25)	$(0.17)	$(0.97)
Diluted	$0.01	$(0.25)	$(0.17)	$(0.97)

Weighted average number of shares:
Basic	48,341	47,489	48,327	47,361
Diluted	49,174	47,489	48,327	47,361

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2020	2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$147,588	$129,294
Restricted cash	664	657
Short-term investments	161,585	115,252
Accounts receivable, net	80,212	45,666
Contract assets	21,342	25,351
Inventories	143,469	133,067
Deferred cost of sales	1,677	445
Prepaid expenses and other current assets	15,948	14,966
Assets held for sale	—	11,180
Total current assets	572,485	475,878
Property, plant and equipment, net	65,811	75,711
Operating lease right-of-use assets	10,522	14,453
Intangible assets, net	50,016	61,518
Goodwill	181,943	181,943
Deferred income taxes	1,555	1,549
Other assets	7,293	7,036
Total assets	$889,625	$818,088

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$33,837	$21,281
Accrued expenses and other current liabilities	40,667	41,243
Customer deposits and deferred revenue	71,539	54,870
Income taxes payable	891	830
Total current liabilities	146,934	118,224
Deferred income taxes	5,984	5,648
Long-term debt	320,818	300,068
Operating lease long-term liabilities	6,793	10,300
Other liabilities	11,003	9,336
Total liabilities	491,532	443,576

Total stockholders’ equity	398,093	374,512
Total liabilities and stockholders’ equity	$889,625	$818,088

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended September 30, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$112,078					$112,078
Gross profit	49,142	389		288		49,819
Gross margin	43.8%					44.5%
Operating expenses	42,157	(2,553)	(3,831)	(28)		35,745
Operating income (loss)	6,985	2,942	3,831	316	^	14,074
Net income (loss)	580	2,942	3,831	3,654	^	11,007

Income (loss) per common share:
Basic	$0.01					$0.23
Diluted	0.01					0.22
Weighted average number of shares:
Basic	48,341					48,341
Diluted	49,174					49,174

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended September 30, 2020
Release of inventory fair value step-up associated with the Ultratech purchase accounting	273
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	43
Subtotal	316
Non-cash interest expense	3,504
Non-GAAP tax adjustment *	(166)
Total Other	3,654

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended September 30, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$108,954					$108,954
Gross profit	42,223	383		1,316		43,922
Gross margin	38.8%					40.3%
Operating expenses	49,588	(3,400)	(4,312)	(1,920)		39,956
Operating income (loss)	(7,365)	3,783	4,312	3,236	^	3,966
Net income (loss)	(11,767)	3,783	4,312	6,302	^	2,630

Income (loss) per common share:
Basic	$(0.25)					$0.06
Diluted	(0.25)					0.05
Weighted average number of shares:
Basic	47,489					47,495
Diluted	47,489					47,898

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended September 30, 2019
Restructuring	1,828
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,270
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	138
Subtotal	3,236
Non-cash interest expense	3,199
Non-GAAP tax adjustment *	(133)
Total Other	6,302

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	September 30, 2020	September 30, 2019
GAAP Net income (loss)	$580	$(11,767)
Share-based compensation	2,942	3,783
Amortization	3,831	4,312
Restructuring	—	1,828
Release of inventory fair value step-up associated with the Ultratech purchase accounting	273	1,270
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	43	138
Interest (income) expense, net	6,194	4,330
Income tax expense (benefit)	211	72
Non-GAAP Operating income (loss)	$14,074	$3,966

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
December 31, 2020	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$120	-	$135				$120	-	$135
Gross profit	50	-	60	—	—	—	50	-	60
Gross margin	42%	-	44%				42%	-	44%
Operating expenses	43	-	45	(3)	(4)	—	36	-	38
Operating income (loss)	7	-	15	3	4	—	14	-	22
Net income (loss)	$1	-	$9	3	4	3	$11	-	$19

Income (loss) per diluted common share	$0.02	-	$0.17				$0.22	-	$0.37
Weighted average number of shares	50		50				50		50

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending December 31, 2020
GAAP Net income (loss)	$1	-	$9
Share-based compensation	3	-	3
Amortization	4	-	4
Interest expense, net	6	-	6
Non-GAAP Operating income (loss)	$14	-	$22

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.